                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE:                              )      DEBTOR IN POSSESSION OPERATING REPORT
                                    )
       BUSINESS INSURANCE GROUP     ) REPORT NUMBER 11               Page 1 of 3
                                    )             FOR THE PERIOD FROM: 01-Feb-01
                              DEBTOR)                              TO: 28-Feb-01
                                    )
CHAPTER 11 CASE NO. SV00-14101-GM   )
-------------------------------------

1. Profit and Loss Statement                      Please see Attached Schedule A
A. Related to Business Operations:
     Gross Sales                         __________
     Less Sales Returns and Discounts    __________
       Net Sales                                       _________
     Less: Cost of Goods Sold
       Beginning Inventory at Cost       __________
       Add: Purchases                    __________
       Less: Ending Inventory at Cost    __________
          Cost of Goods Sold                           _________
     Gross Profit                                                      ________

     Other Operating Revenue (Specify)                                 ========

Less:  Operating Expenses
       Officer Compensation              __________
       Salaries & Wages-Other Employees  __________
          Total Salaries & Wages                       __________
          Employee Benefits                            __________
       Payroll Taxes                     __________
       Real Estate Taxes                 __________
       Federal and State Income Taxes    __________
          Total Taxes                                  __________
       Rent and Lease Exp. (Real and
         Personal Property)              __________
       Interest Expense (Mortgage,
         Loan, etc.)                     __________
       Insurance                         __________
       Automobile Expense                __________
       Utilities (Gas, Electric, Water,
         Telephone, etc.)                __________
       Depreciation and Amortization     __________
       Repairs and Maintenance           __________
       Advertising                       __________
       Supplies, Office Expenses,
         Photocopies, etc.               __________
       Bad Debts                         __________
       Miscellaneous Operating Expenses
         (Specify)                       __________
         Total Operating Expenses                      __________
                                                                     __________
       Net Gain/(Loss) from Business
         Operations                                                  __________

B. Not Related to Business Operations                                __________
     Income:
       Interest Income                                __________
       Other Non-Operating Revenues
          (Specify)                                   __________
       Gross Proceeds on Sale of Assets
       Less: Original Cost of Assets plus Expenses    __________
         of Sale                                      __________
         Net Gain/(Loss) on Sale of Assets
       Total Non-Operating Results                                   __________
     Expenses Not Related to Business Operations:
         Legal and Professional Fees                  __________
         Other Non-Operating Revenues (Specify)       __________
           Total Non-Operating Expenses                              __________

     NET INCOME/(LOSS) FOR PERIOD                                    ==========


Revised April 1989               OPERATING REPORT                        UST-4

                    DEBTOR IN POSSESSION OPERATING REPORT NO. 11
                                                                    Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                      Accounts Payable    Accounts Receivable
                                      ---------------------------------------
Current         Under 30 days                       $0                     $0
Overdue         31 -  60 days                       $0                     $0
Overdue         61 -  90 days               PLEASE SEE ATTACHED SCHEDULE B
Overdue         91 - 120 days                       $0                     $0
Overdue         121 + days                          $0                     $0
Total                                               $0                     $0
                                      ---------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

-----------------------------------------------------------------------------
                                                                   Post-Petition
                  Frequency of                                   Payments Not Made
                  Payments per      Amount of                    -----------------
Creditor/Lessor  Lease/Contract   Each Payment  Next Payment Due  Number   Amount
----------------------------------------------------------------------------------
              SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------

4. Tax Liability:

                Gross Payroll Expense For Period              $0
                Gross Sales for Period Subject to Sales Tax   $0

                                        ------------------------------------------
                                                               Post Petition Taxes
                                        Date Paid  Amount Paid*     Still Owing
                                        ------------------------------------------
Federal Payroll and Withholding Taxes      N/A         $0              N/A
State Payroll and Withholding Taxes        N/A         $0              N/A
State Sales and Use Tax                    N/A         $0              N/A
Real Property Taxes                        N/A         $0              N/A
                                        ------------------------------------------

* Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

                            ----------------------------------------------------------
                            Carrier/Agent      Amount of      Policy     Premium Paid
                                               Coverage       Exp. Date  Thru Date
                            ----------------------------------------------------------
Worker's Compensation         See Schedule D
Liability                     See Schedule E
Fire and Extended Coverage    See Schedule E
Property                      See Schedule E
Theft                         See Schedule E
Life (Beneficiary: ________)  See Schedule E
Vehicle                       See Schedule E
Other                         See Schedule E
                            ----------------------------------------------------------

                    DEBTOR IN POSSESSION OPERATING REPORT NO. 11
                                                                     Page 3 of 3

6. Questions:

   A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

        _________: Yes Explain: _______________________________________________
        ____X____: No

   B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

        _________: Yes Explain: _______________________________________________
        ____X____: No

7. Statement of Unpaid Professional Fees (Post-Petition Only):

----------------------------------------------------------
                          Type          Post-Petition
 Name of Professional   Professional     Unpaid Total
----------------------------------------------------------
See Schedule F
----------------------------------------------------------


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:





9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

--------------------------------------------------------------------------------------------------------------
                   Quarterly
  Quarterly      Disbursements   Quarterly                                             Quarterly
Period Ending     for Quarter      Fee        Date Paid    Amount Paid   Check No.  Fee Still Owing
--------------------------------------------------------------------------------------------------------------

   12/31/2000     $5,248,340.00   $10,000.00   2/12/2001    $10,000.00     1166          $0.00

--------------------------------------------------------------------------------------------------------------

I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  4/18/01                   Signed:  /s/ Alex Corbett
       ---------                          --------------------------------

SCHEDULE A
                                 SNIG, BIG, SNIA AND SNIS
                                  SCHEDULE OF OPERATIONS
                            ONE MONTH ENDED FEBRUARY 28, 2001
                            [BANKRUPTCY FILED APRIL 26, 2000]
                                      [UNAUDITED]


(In thousands)                                                                                                       CONSOLIDATED
                                                 SNIG         BIG         SNIA           SNIS         ELIMINATION        TOTAL
                                             -----------  -----------  -----------    -----------    -------------  --------------
Revenues:

Commission income                            $       -    $       -    $       -      $        45    $         -    $           45

Net investment income                                 13           (7)           3             77              -                86
                                             -----------  -----------  -----------    -----------    -------------  --------------
   TOTAL REVENUES                                     13           (7)           3            122              -               131
                                             -----------  -----------  -----------    -----------    -------------  --------------

Expenses:

Interest expense                                     869          -            -              -                -               869

Bad debt expense                                     -            -            -   (A)         26 (A)          -                26

General and administrative
 Other                                              (511)         -            246          1,053              -               788
                                             -----------  -----------  -----------    -----------    -------------  --------------
 TOTAL EXPENSES                                      358          -            246          1,079              -             1,683
                                             -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE INCOME TAXES AND
  PREFERRED SECURITIES DIVIDENDS AND ACCRETION      (345)          (7)        (243)          (957)             -            (1,552)

Income tax (benefit) expense                         -            -            -              -                -               -
                                             -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE PREFERRED SECURITIES
  DIVIDENDS AND ACCRETION                           (345)          (7)        (243)          (957)             -            (1,552)

Preferred securities dividends and accretion      (1,093)         -            -              -                -            (1,093)

Expenses not related to business operations:
  Legal and Professional Fees                       (313)          (1)         -               (8)             -              (322)
  Other non-operating expenses                         9          (10)         -              -                -                (1)
                                             -----------  -----------  -----------    -----------    -------------  --------------
                                                  (1,742)         (18)       (243)           (965)             -            (2,968)

Equity in net income (loss) from subsidiaries     (1,218)      (1,200)         -              -              2,426               8
                                             -----------  -----------  -----------    -----------    -------------  --------------
 NET (LOSS) INCOME                           $    (2,960) $    (1,218) $     (243)    $      (965)   $       2,426  $       (2,960)
                                             ===========  ===========  ===========    ===========    =============  ==============


(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

                                                                     SCHEDULE B

SUPERIOR NATIONAL INSURANCE GROUP, INC. IN BANKRUPTCY
AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
AS OF FEBRUARY 28, 2001


SUPERIOR NATIONAL INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           992,185                15,000                  -              1,043,941
Overdue  31 - 60 days                               (636)                  -                    -                815,765
Overdue  61 - 90 days                                -                  99,166            5,237,080              177,616 (D)
Overdue  91 - 120 days                             7,000                18,026                  -                  3,581
Overdue  121 + days                              545,622                12,362                    1              643,010
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,544,172   $           144,553 [A] $      5,237,081  $         2,683,912
                                        ----------------   -------------------     ----------------  -------------------


BUSINESS INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                               -                     -                 11,000                  -
Overdue  31 - 60 days                                -                     -                 11,000                  -
Overdue  61 - 90 days                                -                     -                    -              5,237,080 (D)
Overdue  91 - 120 days                               -                     -                    -                    -
Overdue  121 + days                                  -                 601,265                  -             14,963,854
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $            -     $           601,265     $         22,000  $        20,200,934
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE SERVICES

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           219,733                49,886              848,208               12,081
Overdue  31 - 60 days                             39,475                64,313              634,067               12,491
Overdue  61 - 90 days                             18,863               382,094                   (0)              18,655
Overdue  91 - 120 days                            34,359               156,488                   (0)              32,445
Overdue  121 + days                              769,489            11,854,092                   (0)             660,045
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,081,918   $        12,506,874 [B] $      1,482,275  $           735,717
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE GROUP ADMINISTRATORS

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                            58,864                   -                196,814                  -
Overdue  31 - 60 days                                -                     -                183,388                  -
Overdue  61 - 90 days                                 (0)                  -                196,271                  -
Overdue  91 - 120 days                               -                     -                 36,026                  -
Overdue  121 + days                               89,789             6,377,198              974,992               98,383
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $        148,653   $         6,377,198 [C] $      1,587,490  $            98,383
                                        ----------------   -------------------     ----------------  -------------------


CONSOLIDATED

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                         1,270,782                64,886            1,056,022            1,056,022
Overdue  31 - 60 days                             38,840                64,313              828,456              828,256
Overdue  61 - 90 days                             18,863               481,260            5,433,351            5,433,351
Overdue  91 - 120 days                            41,359               174,514               36,026               36,026
Overdue  121 + days                            1,404,900            18,844,917              974,993           16,365,292
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      2,774,743   $        19,629,890     $      8,328,847           23,718,946
                                        ----------------   -------------------     ----------------  -------------------


[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D] Amounts include a payment of $5.4 million pursuant to an Order
      Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
FEBRUARY 28, 2001

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                    Monthly       $  8,931.85        12/20/2000              SEE NOTE B
IKON Office Solutions, Inc. / IOS Capital  Monthly       $  1,395.65    11/23/00, 11/15/00          SEE NOTE B
Pitney Bowes Credit Corp.                  Monthly       $  4,810.67  12/10/00, 12/20/00, 12/1/00   SEE NOTE B
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15    12/10/00, 11/10/00          SEE NOTE B
Stringer business Systems Inc.             Monthly       $  2,163.51        12/1/2000               SEE NOTE B
                                                                      12/24/00, 12/6/00, 12/11/00,
Toshiba American Information Sys.          Monthly       $  8,170.39     12/1/00, 12/18/00          SEE NOTE B
Trizec Kahn Properties                     Monthly       $226,076.40         2/1/2001               SEE NOTE C
Bettman Real Estate Management             Monthly       $  1,932.33         2/1/2001               SEE NOTE A & NOTE C
---------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* MONTHLY PAYMENT IS BASED ON NUMBER OF COPIES MADE FOR THE PREVIOUS MONTH, THEREFORE PAYMENT VARIES EACH MONTH.

NOTE A:  PER THE CLO, THEY HAVE DISCONTINUED PAYING THE LEASE AS OF 4/2000
         AND SUPERIOR HAS NOT OCCUPIED THIS OFFICE FOR A NUMBER OF MONTHS.
NOTE B:  THESE LEASES WERE WITHDRAWN FROM THE MOTION FILED ON JANUARY 19,
         2001 BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT
         ON ALL MONETARY OBLIGATIONS UNDER THE LEASES UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OR REJECTION OF THESE LEASES BY APRIL 15, 2001.
NOTE C:  THESE LEASES WERE AUTOMATICALLY DEEMED REJECTED BY OPERATION OF LAW.


BIG

3. Statement of Status on Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                     Monthly       $ 52,321.29        12/15/2000              SEE NOTE C
Zodiac Development                          Monthly       $  9,454.31         1/1/2001               SEE NOTE D
Koger Realty Services Inc. (San Diego, CA)  Monthly       $ 26,600.89         1/1/2001               SEE NOTE D
Colonial Property Trust                     Monthly       $  5,433.98         1/1/2001               SEE NOTE B & NOTE D
Fults Realty Corporation                    Monthly       $ 15,362.95         1/1/2001               SEE NOTE A & NOTE D
Woodland III Holding, LLC / c/oWasatch
   Property Management                      Monthly       $ 12,940.15         1/1/2001               SEE NOTE B & NOTE D
----------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

NOTE A: PER THE CLO, THEY ARE IN THE PROCESS OF MOVING AND/OR SELLING THE FURNITURE & FIXTURES AT THIS LOCATION AND EXPECT TO VACATE THIS PREMISE BY THE END OF 11/2000. THE CLO HAS DISCONTINUED PAYING
         RENT FOR THIS LEASE AS OF 7/2000.
NOTE B:  PER THE CLO, THEY HAVE DISCONTINUED PAYING THE LEASE AS OF 4/2000
         AND SUPERIOR HAS NOT OCCUPIED THIS OFFICE FOR A NUMBER OF MONTHS. NOTE C: THIS LEASE WAS WITHDRAWN FROM THE MOTION FILED ON JANUARY 19, 2001
         BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT ON ALL MONETARY OBLIGATIONS UNDER THE LEASE UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OF REJECTION OF THIS LEASE BY APRIL 15, 2001.
NOTE D:  THESE LEASES WERE AUTOMATICALLY DEEMED REJECTED BY OPERATION OF LAW.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

                                                             SCHEDULE D

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession
Insurance Coverage
As of February 28, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Amount of         Policy       Premium Paid
 State                    Carrier                             Agent                  Coverage         Exp. Date       Thru Date
----------------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
Arkansas       Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
California     State Compensation Insurance Fund       Di Buduo & De Fendis          Statutory        01-Jun-01       01-Jun-01
Colorado       Pinnacol Assurance                      Di Buduo & De Fendis          Statutory        01-Jun-01       01-Jun-01
Georgia        Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
Illinois       Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-01       12-Jul-01
Kansas         Travelers Insurance Company             Di Buduo & De Fendis          Statutory        11-Aug-01       11-Aug-01
Missouri       Travelers Property & Casualty           Di Buduo & De Fendis          Statutory        02-Jun-01       02-Jun-01
New Jersey     Granite State Insurance Company         Di Buduo & De Fendis          Statutory        02-Jun-01       02-Jun-01
Oklahoma       State Insurance Fund                    Di Buduo & De Fendis          Statutory        15-Nov-01       15-Nov-01
Pennsylvania   State Workmens' Insurance Fund          Di Buduo & De Fendis          Statutory        03-Jun-01       03-Jun-01
Texas          Texas W/C Insurance Fund                Di Buduo & De Fendis          Statutory        18-Jul-01       18-Jul-01
Virgina        Travelers Insurance Company             Di Buduo & De Fendis          Statutory        11-Aug-01       11-Aug-01
----------------------------------------------------------------------------------------------------------------------------------

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: The polices for Arkansas, Arizona, Georgia, & Illinois are all covered on one policy, which is inforce, even though AR & GA offices are closed.

Note 4: A Virgina employee was added to the Kansas policy.

FEBRUARY 28, 2001                                                    SCHEDULE E


                                                                                                     POLICY      PREMIUM PAID
COMPANY       AGENT               TYPE OF INSURANCE                      AMOUNT OF COVERAGE          EXP. DATE   THRU DATE
------------  ------------------  -------------------------------------  --------------------------  ----------  ------------
SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL GENERAL LIABILITY PACKAGE
SNIS, & SNIA                        General Liability                    $1 million per occurrence   11/13/2001  11/13/2001
                                                                         $2 million aggregate
                                    Advertising injury                   excluded
                                    Employee Benefit Liability           $1 million per claim
                                                                         $1 million aggregate

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE (OWNED)
SNIS, & SNIA                        Liability                            $1 million                  3/22/2001   3/22/2001
                                    Medical                              $5,000
                                    Uninsured Motorist                   $500,000
                                    Physical Damage                      Actual value less $500
                                                                         deductible

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE (NON-OWNED)
SNIS, & SNIA                        Liability                            $1 million                  11/13/2001  11/13/2001
                                    Physical Damage/Comp/Collision       $30,000
                                                                         $100 deductible comp/$250
                                                                         collision

SNIG, BIG,    Carpenter Moore     DIRECTORS & OFFICERS (RUN-OFF)
SNIS, & SNIA                             Reliance                        $5,000,000                  5/1/2003    5/1/2003
                                         Lloyd's of London               $5,000,000 xs $5,000,000
                                         Gulf Insurance Company          $10,000,000 xs $10,000,000
                                         Executive Risk Indeminity       $10,000,000 xs $20,000,000
                                         Philadelphia Indemnity          $10,000,000 xs $30,000,000

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY (RUN OFF)  $1 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                      EXTENDED REPORTING PERIOD              & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY            $1 million per loss         1/15/2002   1/15/2002
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  FIDUCIARY LIABILITY (RUN OFF)          $5 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  COMMERICIAL UMBRELLA                   $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  EXCESS LIABILITY                       $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  ACCIDENT POLICY (LIFE/TRAVEL)          $1 million to $3 million    1/15/2002   1/15/2002
SNIS, & SNIA                                                             (depends on rank of
                                                                         officer)

BIG ONLY      DiBudio & DeFendis  PROFESSIONAL LIABILITY RUN OFF         $10 million per loss        12/10/2004  12/10/2004
                                  BIG COMPANIES ONLY/acts b/f 12-10-99   & in the aggregate
                                  *$500,000 deductible


SCHEDULE F
FEBRUARY 28, 2001

SNIG, BIG, SNIS, SNIA


----------------------------------------------------------------------------------------------------------------------
                                                                     Type                          Post-Petition
        Name of Professional                                     Professional                       Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison    Legal fees                                                $224,886
Tillinghast-Towers, Perrin                  Actuaries                                                 $     --
Latham & Watkins                            Counsel for Official Committee of Unsecured Creditors     $ 40,100
Steve Eldrige                               Tax consulting                                            $ 27,307
Quinn Emanuel Urquhart Oliver & Hedges LLP  Legal fees                                                $365,301
Tharpe & Howell                             Legal fees                                                $  1,163
Mannat Phelps                               Legal fees                                                $ 29,606
KPMG Peat Marwick                           Audit & consulting fees                                   $170,018  Note A
Christopher Maisel                          Facilitator fees                                          $209,300
----------------------------------------------------------------------------------------------------------------------


Note A - Payments of $34,765, $22,949, and $12,493 were subsequently paid on
         1/1/01, 1/20/01, and 3/19/01, respectively.
         Additionally, $97,250 of fees and expenses were applied against the retainer.